UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Principal Accounting Officer

On November 20, 2020, Christopher P. Wirtz resigned from his position as Controller and principal accounting officer of U.S. Well Services, Inc. (the “Company”) in order to assume a senior financial position with another company. Mr. Wirtz’s decision to resign is solely due to personal reasons and not the result of a disagreement with the Company or any of its subsidiaries relating to the Company’s operations, policies or practices.

Appointment of Principal Accounting Officer

On November 20, 2020, Jasper Antolin was appointed to serve as the Controller and principal accounting officer of the Company, effective as of December 1, 2020. Mr. Antolin, 38, currently serves as the Company’s Director of SEC Reporting, a position he has held since July 2019. Previously, Mr. Antolin served as Manager of Accounting and Financial Reporting from May 2015 to June 2019 and as Senior Accountant from October 2013 to May 2015. Prior to joining U.S. Well Services, LLC, Mr. Antolin served as Audit Manager at Grant Thornton LLP from August 2012 to October 2013.

Mr. Antolin was not selected to the office described above pursuant to any arrangements or understandings with the Company or with any other person. There is no family relationship between Mr. Antolin and any director or executive officer of the Company, and there are no related party transactions between Mr. Antolin and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: November 25, 2020	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer